UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2024

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts		02459
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2024, Karyopharm Therapeutics Inc. (the “Company”) entered into a Sixth Amendment (the “Amendment”) to that certain Office Lease Agreement dated March 27, 2014 (the “Office Lease Agreement”), as amended by that First Amendment to Lease dated December 31, 2014 (the “First Amendment”), that Second Amendment to Lease dated October 22, 2015 (the “Second Amendment”), that Third Amendment to Lease dated February 28, 2018 (the “Third Amendment”), that Fourth Amendment to Lease dated June 6, 2018 (the “Fourth Amendment”) and that Fifth Amendment to Lease dated August 13, 2020 (the “Fifth Amendment”, and together with the Office Lease Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the “Lease”) with TCD 234 MA WELLS PROPERTY LLC (“Landlord”), as successor-in-interest to AG-JCM Wells Avenue Property Owner, LLC (as successor-in-interest to NS Wells Acquisition LLC), pursuant to which the Landlord leased to the Company 98,502 rentable square feet of office space located in the building located at 75-95 Wells Avenue, Newton, Massachusetts. The Amendment amends the Lease by, among other things, reducing the leased premises by 46,278 square feet as of September 30, 2025 and decreasing the Company's lease obligations, and with respect to the remaining premises, extending the term of the Lease for an additional five years, commencing on October 1, 2025 and ending on September 30, 2030. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Sixth Amendment to Lease, dated November 5, 2024, by and between the Company and TCD 234 MA WELLS PROPERTY LLC.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: November 8, 2024	By:	/s/ Michael Mano
Michael Mano
Senior Vice President, General Counsel and Secretary